Q4 2023



MARTEN
MARTEN
25669
53
68396



Disclosure



This presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “estimates,” or similar expressions are intended to identify these forward-looking statements. These statements are based on Marten’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements.

For further information, please refer to Marten’s reports and filings with the Securities and Exchange Commission.



Operating Results

The severe freight recession in 2023 significantly impacted our operating results

In each of the five years from 2018 through 2022, we set the then-current record for our highest annual operating revenue and operating income. We also achieved in each of 2020 through 2022 our then-best operating ratio, net of fuel s/c, for any year since we became a public company in 1986.

This year's earnings were heavily pressured by the freight market recession's weak demand and oversupply, inflationary operating costs, and cumulative impact of decreased freight rates leading to freight network disruptions.

We remain focused on both minimizing the freight market's impact on our operations, and investing in and positioning our operations to capitalize on profitable organic growth opportunities as the market moves toward equilibrium from its current recessionary late stages - with fair compensation for our premium services. Accordingly, we have not agreed to any rate reductions since last August.

Operating Results Comparison-Percentage Change vs. Same Period of Prior Year

	Year Ended December 31, 2023 vs. 2022	Year Ended December 31, 2022 vs. 2021	Year Ended December 31, 2021 vs. 2020	Year Ended December 31, 2020 vs. 2019	Year Ended December 31, 2019 vs. 2018
Operating revenue	(10.5)%	29.8%	11.4%	3.7%	7.1%
Operating revenue, net of fuel surcharges	(7.7)%	23.1%	8.3%	6.8%	8.6%
Operating income	(37.1)%	28.3%	19.8%	21.9%	8.7%
Net income	(36.2)%	29.2%	22.9%	13.8%	11.0%



The foundation of Marten's growing business platform network designed for the best, most-efficient transportation service solutions for Marten's customers

Each of our business platforms is positioned to capitalize on growth opportunities as the market moves out of the freight recession

- Truckload – regional temp and dry and OTR operating from 15 regional service centers--41% of revenue (63% temp/37% dry)
- Dedicated – customized solutions utilizing temp, dry and specialized equipment--36% of revenue (41% power-only/21% dry/38% temp)
- Brokerage – surge flexibility for customers' needs beyond Marten's assets--15% of revenue (79% temp/21% dry)
- Intermodal – refrigerated COFC with extended dray from Marten's truck network--8% of revenue (86% temp/14% dry)
- MRTN de Mexico – door-to-door service between Mexico, the U.S. and Canada utilizing Mexican partner carriers within Mexico – our three border facilities are key to our new era of dry van expansion


Mondovi, WI Corporate Office
Portland, OR
Mondovi, WI
Carlisle, PA
Indianapolis, IN
Richmond, VA
Kansas City, KS
Jurupa Valley, CA
Phoenix, AZ
Otay Mesa, CA
Memphis, TN
Atlanta, GA
Dallas, TX
Laredo, TX
Tampa, FL
Rio Grande Valley, TX



Marten's Solar Advantage

Solar has been installed at all of our facilities



Marten's Solar Commitment
Tractor Auxiliary Power Unit and
Refrigerated Trailer Power Unit Integration
+
Nationwide Terminal and Office Installations
Mondovi
Carlisle
Richmond
Atlanta
Tampa
Kansas City
Indianapolis
Memphis
Dallas
Laredo
Jurupa Valley
Phoenix
Portland
Otay Mesa
In Partnership with All Energy Solar, St. Paul, MN

Marten's Consistent Dedicated Growth

We minimized the impact of the freight recession on our dedicated operations with the disciplined management of our stable freight base



Dedicated Operating Revenue (excluding fuel surcharges)
In millions
$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
2017
2018
2019
2020
2021
2022
2023
22%
20%
21%
2%
22%
(1)%



Dedicated Operating Income
In thousands
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Q1
Q2
Q3
Q4
935%
889%
452%
295%
Key:
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
% increases are from '14 to '23

"Transformation is a process, not an event." – "Leading Change" by John P. Kotter



Marten's Brokerage Growth

To protect our future brokerage growth, we have diversified our freight base from 90 customers at the start of '22 to an average of 140 customers throughout '23 – and we haven't moved loads from brokerage to our tractors as is common with many carriers



Brokerage Operating Revenue
In millions
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
23%
26%
(11)%
50%
41%
(19)%
2017
2018
2019
2020
2021
2022
2023



Brokerage Operating Income
In thousands
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
585%
665%
518%
422%
Q1
Q2
Q3
Q4
Key:
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
% increases are from '14 to '23



Shift in Brokerage Loads

Since '22 we have focused on increasing our volume of non-dedicated and dry customer brokerage loads to minimize the impact in '23 of a number of our dedicated customers shifting brokerage loads due to the freight recession



Total Loads Non Dedicated
1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
600



Dry Shipper Loads
300
250
200
150
100
50
0



Dedicated Load Count
1,025
925
825
725
625
525
425
325
225
125
25



Total Load Count
2,300
2,100
1,900
1,700
1,500
1,300
1,100
900



MRTN de Mexico Growth

- Minimized the impact of the freight recession with operating revenue excluding fuel surcharges of $79.2 million for '23 compared with $81.5 million for '22
- Temperature growth history with more expansive growth in the works
- Facility expansion at all three MRTN de Mexico entry ports
  - Moved into new Otay Mesa facility in June, '22
  - Expanded present Laredo facility operations space
  - Purchased land in Rio Grande Valley for building new facility with increased capacity
- Dry expansion with first loads in Feb., '22 and expected continued growth

MRTN de Mexico Dry TL and Brokerage Loads


1,500
1,300
1,100
900
700
500
300
100
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23

New Otay Mesa, CA Facility





Net Capital Expenditures

Increase in '23 due to availability delays of '22 purchases and price inflation


In millions
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$106.3
$123.7
$134.9
$172.5
$165
2020
2021
2022
2023
2024 Estimate



Marten People, Model and Culture/Data-Driven Measured/Disciplined Management

- Marten people initiate and implement our strategic vision and key strategic initiatives

- Marten people developed and continuously update our proprietary information systems enabling real-time data-driven decisions for improved supply chain productivity – which is a key tool in minimizing the market's current challenges to productivity

- Marten's culture: visible costs and operating data to improve and add value daily – we measure and manage as a team and cover each other's backs to provide the best service for our customers – we are disciplined and we care

- "If you can't measure it, you can't manage it." – Peter Drucker

- "Great things in business are never done by one person. They're done by a team of people." – Steve Jobs

- "The more they know, the more they'll understand. The more they understand, the more they'll care. Once they care, there's no stopping them." – Sam Walton

Marten's Operating Revenue Excluding Fuel Surcharges



-2022 was the 12th straight year with our highest operating revenue excluding fuel s/c

- We expanded our customer diversity by adding 223 shipper codes for 107 new customers while reducing our fleet size to minimize the impact of this year's freight recession



In millions
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
(2)%
11%
5%
3%
3%
8%
4%
2%
8%
9%
7%
8%
23%
(8)%

"The achievements of an organization are the results of the combined effort of each individual." – Vince Lombardi



Marten's Operating Income

In each of the five years from 2018 through 2022 we had the then-best operating income in our history



In millions
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
20%
22%
7%
13%
(2)%
20%
(5)%
(2)%
24%
9%
22%
20%
28%
(37)%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023



Marten's Operating Ratio, Net of Fuel S/C

In each of 2020 through 2022 we achieved our then-best ratio for any year since we became a public company in 1986



94%
93%
92%
91%
90%
89%
88%
87%
86%
85%
84%
83%
82%
81%
80%
93.5%
92.0%
91.2%
91.1%
90.2%
90.7%
89.7%
90.6%
91.0%
89.7%
89.7%
88.2%
87.0%
86.4%
90.7%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Marten's Earnings Per Diluted Share[1]


$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
21%
23%
12%
10%
(2)%
20%
(3)%
-%(2)
62%(2)
11%
13%
23%
31%
(36)%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

(1) Restated to reflect the three-for-two stock split on August 13, 2020, the five-for-three stock split on July 7, 2017, and the three-for-two stock split on June 14, 2013

(2) Excluding the deferred income taxes benefit related to the federal Tax Cuts and Jobs Act in 2017



Organic Operating Results

Each of our business platforms is positioned to capitalize on growth opportunities as the market moves out of the freight recession

Nothing has changed since Chris Henry wrote this in Dec. 2018:

"Quarter-over-quarter, year-over-year, Marten Transport (NASDAQ: MRTN) has delivered consistent, top quartile results. Key word is consistent. When compared to many of the others, you don't see very many blips in operating expenses or legal exposures that may cause multi-period hangovers for others. Everything I read about them through their earnings releases and SEC filings point to a very disciplined operating team... Marten has hung with and bettered the performance of many of the big dogs."

Henry, Chris. *Marten Transport Delivers the Goods.* TCA Truckload Indexes, Dec. 2018

In each of the five years from 2018 through 2022, we set the then-current record for our highest annual operating revenue and operating income. We also achieved in each of 2020 through 2022 our then-best operating ratio, net of fuel s/c, for any year since we became a public company in 1986.

This year's earnings were heavily pressured by the freight market recession's weak demand and oversupply, inflationary operating costs, and cumulative impact of decreased freight rates leading to freight network disruptions.

We remain focused on both minimizing the freight market's impact on our operations, and investing in and positioning our operations to capitalize on profitable organic growth opportunities as the market moves toward equilibrium from its current recessionary late stages – with fair compensation for our premium services. Accordingly, we have not agreed to any rate reductions since last August.

"Energy and persistence conquer all things." – Benjamin Franklin